ING USA ANNUITY AND LIFE INSURANCE COMPANY

and its Separate Account B

ING Focus Variable Annuity

Supplement dated August 7, 2006 to the Contract Prospectus dated April 28, 2006,

as supplemented

This supplement updates certain information contained in your Contract Prospectus. Please read it carefully and keep it with your Contract Prospectus for future reference.

Effective August 7, 2006, ING MFS Capital Opportunities Portfolio changed its name to ING Thornburg Value Portfolio. Accordingly, all references to ING MFS Capital Opportunities Portfolio in the Contract Prospectus are deleted and replaced with ING Thornburg Value Portfolio.

The information for ING MFS Capital Opportunities Portfolio appearing in the Contract Prospectus under Appendix B – The Investment Portfolios is deleted and replaced with the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Thornburg Value Portfolio (formerly ING MFS Capital Opportunities Portfolio)	ING Life Insurance and Annuity Company Subadviser: Thornburg Investment Management	Seeks capital appreciation.

X.90516-06	August 2006